Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ John M. Bissell
                                            John M. Bissell



























                                      -1-

                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ John D. Boyles
                                            John D. Boyles



























                                      -2-

                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ John C. Canepa
                                            John C. Canepa




























                                      -3-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ Earl D. Holton
                                            Earl D. Holton




























                                      -4-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ John P. Keller
                                            John P. Keller




























                                      -5-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ William U. Parfet
                                            William U. Parfet




























                                      -6-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ Robert L. Sadler
                                            Robert L. Sadler




























                                      -7-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint JOHN C. CANEPA, MARTIN J. ALLEN, JR. and WILLIAM L. WAANDERS, or any of them severally, his attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, a Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all amendments to said registration statement, and to file it with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  December 18, 1989                    /s/ B. P. Sherwood, III
                                            B. P. Sherwood, III




























                                      -8-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 19, 1995                   /s/ Richard M. DeVos, Jr.
                                       Richard M. DeVos, Jr.


























                                      -9-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 19, 1995                   /s/ Michael J. Jandernoa
                                       Michael J. Jandernoa


























                                      -10-

                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 19, 1995                   /s/ Percy A. Pierre
                                       Percy A. Pierre


























                                      -11-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 19, 1995                   /s/ Peter F. Secchia
                                       Peter F. Secchia


























                                      -12-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 21, 1995                   /s/ David J. Wagner
                                       David J. Wagner


























                                      -13-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 26, 1995                   /s/ James P. Hackett
                                       James P. Hackett


























                                      -14-
                                Exhibit 24

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; and RICHARD W. WROTEN, or any of them severally, his attorneys or attorney to execute in his name, place, and stead, in his capacity as director or officer or both, as the case may be, of Old Kent Financial Corporation, an amendment to the Form S-3 Registration Statement of Old Kent Financial Corporation, and any and all other amendments to said registration statement, and to file it or them with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.


Dated:  June 26, 1995                   /s/ Erina Hanka
                                       Erina Hanka


























                                      -15-